                                  EXHIBIT 99.1

                          SHELBOURNE PROPERTIES I, INC.
                          -----------------------------
                 FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002
                 ----------------------------------------------


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the Annual Report of Shelbourne Properties I, Inc., (the "Company"), on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:  March 28, 2003                  /s/ Michael L. Ashner
                                                ---------------------
                                                Michael L. Ashner
                                                Chief Executive Officer


         Date:  March 28, 2003                  /s/ Carolyn B. Tiffany
                                                ----------------------
                                                Carolyn B. Tiffany
                                                Chief Financial Officer



                                       45